SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  December 26, 1996

(Date of earliest event reported)

Commission File No.:  333-03574-01


First Union Residential Securitization Transactions, Inc.,
Home Equity Loan Asset-Backed Certs., Series 1996-1 Trust

North Carolina (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

52-1996088
(I.R.S. Employer Identification No.)

5325 Spectrum Drive
Frederick, Maryland                                                   21703
(Address of principal executive offices)                         (Zip Code)


(301) 696-7800
Registrant's Full Telephone Number


(Former name, former address and former fiscal year,
               if changed since last report)

ITEM 5.  Other Events

On December 26, 1996 a distribution was made to holders of First Union Securitization Transactions, Inc.,
Home Equity Loan Asset-Backed Certs., Series 1996-1 Trust.

ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Home Equity Loan
               Asset-Backed Certs., Series 1996-1 Trust, relating to the
               December 26,1996 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.,
Home Equity Loan Asset-Backed Certs., Series 1996-1 Trust


December 30, 1996   by Norwest Bank Minnesota, N.A., as Trustee
                    /s/ Sherri J. Sharps
                    Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Home Equity Loan
               Asset-Backed Certs., Series 1996-1 Trust, relating to the
               December 26,1996 distribution